Rule 497(d)


                           The First Trust(R) Combined Series 219


                  Supplement to the Prospectus dated June 2, 1994

      Notwithstanding anything to the contrary in the Prospectus, commencing August 14, 2006, Securities Evaluation Service, Inc. resigned as Evaluator and was replaced by First Trust Advisors L.P., an affiliate of the Sponsor. First Trust Advisors L.P. shall be compensated for providing evaluation services to the Trust in such amounts as set forth in the Prospectus for the Trust.

August 14, 2006